Delaware Group® Foundation Funds

Delaware Foundation® Equity Fund
Delaware Foundation Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(together, the "Funds")

Supplement to the Funds' Statutory Prospectuses
dated January 28, 2011

The following replaces the first paragraph of the section entitled, "About your account/Dividends, distributions and taxes":

Dividends and distributions
Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund each expect to declare and distribute all of their net investment income, if any, to shareholders as dividends quarterly. Delaware Foundation Growth Allocation Fund and Delaware Foundation Equity Fund each expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. Each Fund will also distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Please keep this Supplement for future reference.

This Supplement is dated February 25, 2011.